UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 6, 2026

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO OP L.P.
(Exact name of registrant as specified in its charter)

MARYLAND (Apartment Investment and Management Company) DELAWARE (Aimco OP L.P.)	1-13232 0-56223	84-1259577 85-2460835
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1450, DENVER,
CO
80237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (303)
224-7900
NOT APPLICABLE
(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

ITEM	8.01. Other Events.
Plan of Sale and Liquidation
On February 6, 2026, the stockholders of Apartment Investment and Management Company (“Aimco”) voted to adopt a Plan of Sale and Liquidation with respect to Aimco. Pursuant to the Plan of Sale and Liquidation, Aimco is authorized to sell, convey and transfer or otherwise dispose of any or all of the assets of Aimco in one or more transactions, and acting for itself and/or in its capacity as an equity holder, general partner or manager of any direct or indirect subsidiaries or affiliates, authorize any subsidiaries or affiliates to sell, convey, transfer and deliver or otherwise dispose of any or all assets of any subsidiaries in one or more transactions. Aimco, through the General Partner (as defined below), is the general partner and directly is the special limited partner of Aimco OP L.P (the “Partnership”).
In furtherance of the Plan of Sale and Liquidation, on March 6, 2026, Aimco OP GP, LLC (the “General Partner”) elected to dissolve the Partnership pursuant to the authority granted to the General Partner under the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 14, 2020 (the “Partnership Agreement”). The dissolution of the Partnership will take place in accordance with the Plan of Sale and Liquidation and the Partnership Agreement.
Forward-Looking Statements
This Current Report on Form
8-K
contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” “forecast(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements, including those regarding the timing of asset sales and the timing and amount of capital expected to be returned to stockholders, are not guarantees of future performance, condition or results, and involve a number of known and unknown risks, uncertainties, and assumptions that may affect actual results or outcomes, including changes in market conditions, fluctuations in our stock price, our financial performance, regulatory changes, and general economic conditions. Readers should carefully review Aimco’s and the Partnership’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Aimco’s Proxy Statement on Schedule 14A filed January 2, 2026, in Item 1A of Aimco’s and the Partnership’s Annual Report on Form
10-K
for the year ended December 31, 2024, and the section entitled “Risk Factors” in Part II, Item 1A of Aimco’s and the Partnership’s Quarterly Report on Form
10-Q
for the quarter ended September 30, 2025, as these filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and neither Aimco nor the Partnership assumes any (and each of them disclaims all) obligation to revise or update them to reflect future events or circumstances.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: March 6, 2026

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer

AIMCO OP L.P.
By: Aimco OP GP, LLC, its general partner By: Apartment Investment and Management Company, its managing member

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer